[FRONT COVER]

                             SEMI-ANNUAL REPORT
                                JUNE 30, 1998


                         [Graphic of harvest bounty]


                                 THE REVEST
                               GROWTH & INCOME
                                    FUND
                            A NO-LOAD MUTUAL FUND
                              MANAGED IN MAINE

                              A VALUE-ORIENTED
                           INVESTMENT IN SMALL AND
                        MEDIUM-SIZED COMPANY EQUITIES


                         A SERIES OF THE ROYCE FUND

PROFILE OF THE FUND
-----------------------------------------------------------------------------

The REvest Growth & Income Fund ("REvest" or the "Fund") is an open-end, diversified management investment company. Jennifer E. Goff, President of Royce, Ebright & Associates, Inc. ("RE&A"), a registered investment adviser, is responsible for the management of the Fund's portfolio, subject to the authority of the Fund's Trustees.

REvest seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis, and are primarily limited to small and medium-sized companies, viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors (e.g., an active acquisition program, stock buy-back program and/or cost reduction program) that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders. By combining the prospect of vitality with a value-oriented selection process, we believe we are able to buy Great Companies at Great Prices. These tenets are elaborated upon in the following outline:

[Graphic of back of Susan B. Anthony dollar]

-- Small & Mid-Cap Stocks - We believe these securities have more potential for capital appreciation because they have historically generated higher returns for investors, and because they are generally less well-known, making them more likely to be improperly priced by the marketplace. The Fund will normally invest at least 90% of its assets in common stocks, convertible preferred stocks and convertible bonds. At least 80% of these "allowable securities" will be income-producing, and at least 80% will be issued by companies with market capitalizations between $200 million and $2 billion.

[Graphic of back of Susan B. Anthony dollar]

-- Value-Orientation, Plus Vitality - We look for companies with "value discrepancies," or market prices below our assessment of their "real" business worth. From that group, we select companies with vitality or ongoing programs that should allow them to increase their long-term value. REvest believes profits can come from both the continued success and growth of each portfolio company, as well as the eventual elimination of any value discrepancy that we believe was present at the time of purchase.

[Graphic of back of Susan B. Anthony dollar]

-- Consistent Portfolio Character - We will automatically close the Fund to new investors at the end of any calendar year during which its assets reach $350 million. Since we specialize in small and medium size company equities, we believe a larger asset base could limit our flexibility in buying and selling for the Fund, or force us to invest in more companies than we can closely follow. By placing practical limits on our size, we believe we can make it possible for the adviser to actively manage the portfolio, and enable the Fund to maintain a constant character over its lifetime.

Please keep in mind, however, that this is a "fixed" style of money management. REvest does not change from year-to-year, or attempt in any way to anticipate market trends. Because of this, the Fund is often out-of-sync with the general equity markets, and short-term performance may be better or worse than either the "market" or other less specialized funds. Management follows this very disciplined and consistent path because it believes that in the long run, this "fixed" characteristic can lead to premium long-term returns.

MANAGER'S LETTER
REVEST GROWTH & INCOME FUND      [Graphic of back of Susan B. Anthony dollar]
-----------------------------------------------------------------------------

Dear Friends and Fellow Shareholders:

[Photograph of Gennifer Ebright Goff]

"The more things change, the more they stay the same." This quote from an unknown source pretty much sums up the state of the market in early 1998. Despite some setbacks along the way, low interest rates and inflation allowed the bull market to extend its existence into its eighth great year.

Unfortunately, as in years past, not all sectors shared equally in the good news. Large cap stocks, represented by the S&P 500, led the charge in the first half of the year, up 17.7%, significantly outperforming small-cap stocks, represented by the Russell 2000, which returned 4.9% for the same time period. As pointed out in the Performance Discussion section of this report, much of the S&P's outperformance was the result of the Russell's underperformance in the second quarter. Despite being up 14.0% and 10.0%, respectively, at the end of the first quarter, the indices returned 3.3% and -4.7%, respectively, in the second quarter. Deepening concerns over Asia's financial stability and its potential impact on corporate earnings growth domestically have caused many investors to pursue a questionable "flight to quality" into large-cap stocks, accounting for much of the divergence. REvest, with its small-company focus, returned 1.2% for the first six months.

Although this "flight to quality" may provide higher short-term returns, we think it does so at the expense of long-term returns. The earnings and revenue growth of small-cap companies are still outpacing those of their larger-cap brethren. According to The Leuthold Group ("The Numbers Game,"
June 22, 1998), small-cap stock valuations are now at a 23% discount to large-cap stocks, despite typically higher growth rates. In addition, we believe small-cap stocks should be less vulnerable to shocks in Asia, because of their smaller presence there. And finally, we would be remiss if we did not point out that, according to Barron's ("Street Cheers Record Highs, As Some Question Sanity," July 20, 1998), seven stocks accounted for over a third of the entire gain in the S&P 500 this year. Consequently, if you did not own those Seven Beauties (as they are called), in the proper weighting, chances are your returns were much lower than the S&P 500's return.

With that being said, we continue to believe that REvest is a good choice to represent the small-cap, value portion of a fully diversified portfolio. We have provided a 14.9% average annual total return since inception (past performance is, of course, not indicative of future results). Within our style, we tend to be well diversified, taking neither industry nor sector bets on your behalf. And, we practice a "fixed" style of money management, which helps immunize your portfolio against "style drift," or the tendency some fund managers have of chasing stocks outside their defined parameters. We do this, in part, so you can maintain style allocation in your portfolio of funds more easily.

But, regardless of your ultimate allocation, we believe it is important that your performance expectations be realistic. Although investors have been blessed by the bull market, the market's returns over the last three years were unusually high. As I mentioned last year, the market, as represented by the S&P 500 index, has provided an average annualized return of close to eleven percent since 1926. Keeping this in mind should help you maintain perspective and patience as we potentially enter a period of more moderate returns.

As always, we want to thank you for letting us be a part of your portfolio of investments. Your continued support of our work through the ownership of your shares is much appreciated.


Sincerely,

/s/ Jennifer Ebright Goff

Jennifer Ebright Goff
Portfolio Manager
President, Royce, Ebright & Associates, Inc.

August 1, 1998

Note: The S&P 500 and the Russell 2000 are unmanaged indices of domestic large and small company common stocks, respectively. The results presented are on a "total return" basis, which assumes the reinvestment of dividends.

PORTFOLIO SUMMARY
-----------------------------------------------------------------------------

The following (unaudited) information provides a "bird's eye" view of the REvest portfolio as of June 30, 1998. For a more complete picture, the Schedule of Investments and accompanying financial statements and notes should be read in their entirety.

Portfolio Composition     			Value    % of Net Assets
-----------------------------------------------------------------------------
   Common Stocks:
	Micro-Caps (under $200M)      	$  5,191,984             15.9%
	Small-Caps ($200M - $1B)      	  17,016,943             52.1%
	Mid-Caps ($1B - $2B)          	   6,002,050           	 18.4%
   Convertible Bonds          		   2,769,662           	  8.5%
   Non-Convertible Bond       		     731,500              2.2%
   Cash & Other Net Assets         	     951,884              2.9%
					------------		------
      Total Net Assets        		 $32,664,023            100.0%
					============	       =======

Industry Concentration                   		% of Net Assets
-----------------------------------------------------------------------------
     Industrial Cyclicals          				 17.5%
     Services       						 12.7%
     Technology          					 11.8%
     Health         						 11.2%
     Consumer Products          				  9.7%
     Retail         						  9.3%
     Financial        						  9.0%
     Energy      						  8.3%
     Real Estate      						  7.6%
     Cash      							  2.9%

Average Financial Characteristics of Portfolio Companies
-----------------------------------------------------------------------------
   Market Capitalization      				       $596.8M
   P/E Ratio        						 18.2X
   P/B Ratio        						  2.3X
   Return on Assets      					  7.6%
   Return on Equity      					 13.3%
   Compound 5-Year Growth Rate          			 15.7%
   Gross Portfolio Yield      					  2.6%

Top Ten Equity Positions  		Market Value       % of Net Assets
-----------------------------------------------------------------------------
     1.   Analogic Corporation          $    895,000              2.7%
     2.   Donegal Group Inc.       	     892,500              2.7%
     3.   La-Z-Boy Incorporated              847,500              2.6%
     4.   Matthews International
		Corporation Class A          825,300		  2.5%
     5.   Claire's Stores, Inc.              820,000              2.5%
     6.   CLARCOR Inc.        		     819,000              2.5%
     7.   Greif Bros. Corporation Class A    803,563              2.5%
     8.   Peoples Heritage Financial
		Group, Inc.       	     803,250		  2.5%
     9.   IDEXX Laboratories, Inc.           796,000              2.4%
     10.  Rayonier Inc.       		     782,000              2.4%

Performance Discussion
REVEST GROWTH & INCOME FUND      [Graphic of back of Susan B. Anthony dollar]
-----------------------------------------------------------------------------

In the first half of 1998, there continued to be significant performance divergence, both by capitalization-size and by style. Large-cap stocks continued to outpace small-cap stocks, with the S&P 500 index up 17.7% and the Russell 2000 index up 4.9%. Within the small-cap universe, the Russell 2000 Growth index outperformed the Russell 2000 Value index, 5.4% versus 4.4% respectively. REvest finished this period up 1.2%, lagging its benchmark.

The real story here, however, is the second quarter. Although the S&P 500 outperformed the Russell 2000 in the first quarter, 14.0% versus 10.0%, the differential between large- and small-cap stocks was relatively narrow. The differential widened significantly, however, in the second quarter as the S&P continued to add to its gains (up 3.3%), while the Russell lost ground (down 4.7%). In keeping with its higher yielding profile, REvest underperformed the small company index in the first quarter, returning only 3.9%, but then outperformed the index in the second quarter, losing only 2.6%.

What does this mean for the rest of the year? As usual, we are not sure. Although the S&P 500 was up in the second quarter, its gains were significantly less than the preceding quarter. This could be signaling a change in overall market direction, as the turmoil in Asia makes its way across the ocean. Already, earnings estimates of many large companies and the S&P itself are being revised downward for the remainder of this year and into 1999. Perhaps the market was just taking a breather. Either way, the second half of the year looks to be marked with as much uncertainty as the first half. And either way, we at REvest will continue to look for high quality, undervalued stocks which we believe can provide positive, long-term results for our shareholders.

	Comparison of Change in Value of a $10,000 Initial Investment on 8/1/94* between The REvest Growth & Income Fund, the S&P 500 and the
				Russell 2000

[LINE CHART]

     				Period    Year    Avg. Ann. Tot. Return
     				Ended     Ended      Since Inception*
     			       6/30/98   6/30/98   	 6/30/98
			       -------   -------         -------
REvest total return           	1.2% 	  14.2%      	  14.9%
S&P 500 total return           17.7%      30.2%     	  28.8%
Russell 2000 total return       4.9% 	  16.5%     	  19.1%

The above table and preceding narrative depict the historical returns of REvest, the S&P 500, an unmanaged index representative of large-company stocks, and the Russell 2000, Russell 2000 Value and Growth indices, unmanaged indices representative of small-company stocks. The Fund's present investment philosophy was followed in each of the periods identified. All results presented in this Report are on a "total return" basis, which assumes that all dividends and distributions were reinvested. No redemption fees are included because they apply only to accounts open for less than one year.

The results presented in this Report represent past performance and should not be considered representative of the "total return" from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of the Fund's shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

*Commencement of Operations - August 1, 1994

SCHEDULE OF INVESTMENTS (AT 6/30/98 - UNAUDITED)
-----------------------------------------------------------------------------
Common Stocks and Bonds- 97.1%

Shares or Principal Amount    					Cost 		Value
--------------------------					----		-----
CONSUMER PRODUCTS - 9.7%
     50,000         Haggar Corp.        		$     	693,850    $    637,500
     50,000    *    In Focus Systems, Inc.        		529,000   	353,125
     15,000         La-Z-Boy Incorporated         		447,925   	847,500
     30,000         Russ Berrie and Company, Inc.           	536,475   	750,000
     17,000         The Toro Company         			588,503   	582,250
							      ---------	      ---------
                    					      2,795,753       3,170,375
							      ---------	      ---------
ENERGY - 8.3%
     20,000    *    Barrett Resources Corporation      		578,429   	748,750
     48,000         Berry Petroleum Company Class A         	559,565   	624,000
     28,000         Penn Virginia Corporation          		517,639   	724,500
     30,000         Snyder Oil Corporation        		595,821   	598,125
							      ---------	      ---------
                    					      2,251,454       2,695,375
							      ---------	      ---------
FINANCIAL -9.0%
     22,000    	    Community Banks, Inc.         		268,091   	533,500
     47,600         Donegal Group Inc.          		490,996   	892,500
     34,000         Peoples Heritage Financial Group, Inc.      247,838   	803,250
     19,200         Susquehanna Bancshares, Inc.       		326,655   	717,600
							      ---------	      ---------
						              1,333,580       2,946,850
							      ---------	      ---------
HEALTH - 11.2%
     20,000         Analogic Corporation          		620,638   	895,000
     21,600         Arrow International, Inc.          		611,061   	592,650
     23,000         Diagnostic Products Corporation         	665,510   	662,687
     32,000    *    IDEXX Laboratories, Inc.           		424,891   	796,000
     28,000         Invacare Corporation          		558,443   	717,500
							      ---------	      ---------
					                      2,880,543       3,663,837
							      ---------	      ---------
INDUSTRIAL CYCLICALS - 17.5%
     25,000    	   Baldor Electric Company                 	437,951     	609,375
     39,000        CLARCOR Inc.        			      	540,895     	819,000
     21,500        Greif Bros. Corporation Class A         	501,499     	803,563
     30,000        Kimball International, Inc. Class B          440,573     	543,750
     33,600        Matthews International Corporation Class A   349,844	  	825,300
     17,000        Rayonier Inc.       			      	621,315     	782,000
     20,000        Regal-Beloit Corporation      		621,400     	570,000
     20,000        Teleflex Incorporated         		389,312  	760,000
							      ---------	      ---------
						              3,902,789       5,712,988
							      ---------	      ---------
REAL ESTATE -7.6%
     45,000         Cavalier Homes, Inc.            		486,763 	582,188
     20,000         Cousins Properties Incorporated         	450,267   	597,500
     25,400         New Plan Realty Trust         		511,341   	622,300
     $700,000       Sizeler Property Investors, Inc. 8.00%
			Conv. Sub. Deb. due 7/15/03         	649,691   	693,875
							      ---------	      ---------
                    					      2,098,062       2,495,863
							      ---------	      ---------

 The accompanying notes are an integral part of these financial statements.

REVEST GROWTH & INCOME FUND      [Graphic of back of Susan B. Anthony dollar]
-----------------------------------------------------------------------------

Shares or Principal Amount    					Cost 		Value
--------------------------					----		-----

RETAIL - 9.3%
     25,100         Applebee's International, Inc.        $     573,849     $	561,612
     40,000         Claire's Stores, Inc.         		687,362   	820,000
     15,000         Hannaford Bros. Co.           		396,862   	660,000
     45,000    *    Stein Mart, Inc.         			517,500   	607,500
     25,000    *    The Gymboree Corporation      		347,470   	378,906
							      ---------	      ---------
					                      2,523,043       3,028,018
							      ---------	      ---------

SERVICES -12.7%
     18,000         Chemed Corporation       			686,760   	613,125
     45,600    *    Lucor, Inc. Class A      			249,850   	273,600
   $700,000         MacNeal-Schwendler Corp. 7.875%
			Conv. Sub. Deb. due 8/18/04        	676,081   	702,625
   $547,000         Richardson Electronics, Ltd. 8.25%
			Conv. Sub. Deb. due 6/15/06        	474,400   	551,786
   $153,000         Richardson Electronics, Ltd. 7.25%
			Conv. Sub. Deb. due 12/15/06       	132,345   	137,126
   $700,000         Sequa Corporation 9.375% Sr. Sub.
			Notes due 12/15/03			696,834   	731,500
     26,600    *    Right Management Consultants, Inc.          348,375		359,100
     22,000         The Standard Register Company      		478,915   	778,250
							      ---------	      ---------
                    					      3,743,560       4,147,112
							      ---------	      ---------

TECHNOLOGY - 11.8%
     56,666         Control Devices, Inc.         		419,710   	736,658
     35,000         Helix Technology Corporation       		500,728   	525,000
     30,000    *    Kulicke & Soffa Industries, Inc.        	573,328   	510,000
     45,000    *    Planar Systems, Inc.          		495,000   	472,500
     38,500         Salient 3 Communications, Inc. Class A      514,394		351,313
   $700,000  	    VLSI Technology, Inc. 8.25% Conv.
			Sub. Notes due 10/01/05			682,731   	684,250
     22,000         Watkins-Johnson Company       		591,040   	572,000
							      ---------	      ---------
                              				      3,776,931       3,851,721
							      ---------	      ---------
               TOTAL COMMON STOCKS AND CORPORATE BONDS 	     25,305,715	     31,712,139

REPURCHASE AGREEMENT - 0.6%
          State Street Bank and Trust Company, 5.15% dated 6/30/98,
          due 7/01/98, maturity value $200,029 (collateralized by U.S.
          Treasury Bonds, 9.875% due 11/15/15,
	  valued at $204,706)					200,000   	200,000
							      ---------	      ---------

TOTAL INVESTMENTS - 97.7%          			    $25,505,715      31,912,139
							   ============

          CASH AND OTHER ASSETS LESS LIABILITIES - 2.3%               		751,884
							      		      ---------
          TOTAL NET ASSETS - 100.0%               			    $32,664,023
									    ===========

*Non-income producing.
Income Tax Information - The cost for federal income tax purposes was $25,505,715. At June 30, 1998, net unrealized appreciation for all securities amounted to $6,406,424, consisting of aggregate gross unrealized appreciation of $7,071,357 and aggregate gross unrealized depreciation of $664,933.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (AT 6/30/98 - UNAUDITED)
-----------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $25,305,715)          $31,712,139
Repurchase agreement (at cost and value)          		200,000
Cash      							 99,504
Receivable for investments sold         			778,091
Receivable for dividends and interest        			 89,511
Prepaid expenses and other assets       			  2,506
							     ----------
     TOTAL ASSETS        				     32,881,751
							     ----------

LIABILITIES:
Payable for investments purchased       			179,887
Investment advisory fee payable         			 24,628
Accrued expenses         					 13,213
							     ----------
     TOTAL LIABILITIES       					217,728
							     ----------
     NET ASSETS          				    $32,664,023
							    ===========

ANALYSIS OF NET ASSETS:
Undistributed net investment income          		    $    10,850
Accumulated net realized gain on investments      	      3,647,387
Net unrealized appreciation on investments                    6,406,424
Capital shares      						  2,500
Additional paid-in capital         			     22,596,862
							     ----------
     NET ASSETS          				    $32,664,023
							    ===========
PRICING OF SHARES:
Net asset value, offering and redemption price per share
($32,664,023 / 2,499,806 shares outstanding)      		 $13.07
							        =======


 STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

					     		Six Months ended     Year ended
     							 June 30, 1998      December 31,
     							  (unaudited)    	1997
							----------------    ------------
Investment Operations:
  Net investment income         			   $    216,323   $    720,415
  Net realized gain on investments        		      3,634,184      7,205,644
  Net change in unrealized appreciation on investments       (3,283,167)     2,357,022
							     ----------     ----------
     Net increase in net assets from investment operations      567,340	    10,283,081
							     ----------     ----------

Dividends and Distributions:
  Net investment income         			       (211,350)      (647,033)
  Net realized gain on investments        			   -        (4,933,401)
							     ----------     ----------
    Net dividends and distributions         		       (211,350)    (5,580,434)
							     ----------     ----------
Capital Share Transactions:
  Net decrease in net assets from capital share transactions (6,577,507)    (7,915,954)
							     ----------     ----------
Net Decrease in Net Assets         			     (6,221,517)    (3,213,307)
Net Assets:
  Beginning of period           			     38,885,540     42,098,847
							     ----------     ----------
  End of period (including undistributed net investment income of
     $10,850 and $5,877, respectively)       		    $32,664,023    $38,885,540
							    ===========    ===========

 The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (FOR THE SIX MONTHS ENDED 6/30/98 - UNAUDITED)
REVEST GROWTH & INCOME FUND      [Graphic of back of Susan B. Anthony dollar]
-----------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
    Dividends       				  	  $    285,242
    Interest        				       	       165,690
						  	  ------------
         Total Income         			       	       450,932
							  ------------
Expenses:
Investment advisory fee       			       	       180,715
Custodian fees      						13,484
Trustees' fees      						11,758
Administrative and office facilities expenses          		10,630
Professional fees        				 	 8,773
Federal and state registration fees          		 	 6,270
Transfer agent fees      				 	 2,538
Other expenses      						10,496
						  	  ------------
          Total Expenses      			       	       244,664
          Fees Waived by Investment Adviser            	       (10,055)
						  	  ------------
          Net Expenses        			       	       234,609
						          ------------
          Net Investment Income         	       	       216,323
						  	  ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        	     	     3,634,184
Net change in unrealized appreciation on investments        (3,283,167)
						          ------------
Net realized and unrealized gain on investments        	       351,017
						  	  ------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS 	      $567,340
						  	  ============

The accompanying notes are an integral part of these financial statements.


 FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance.

	     					  Six Months ended                   				   Period ended
     						   June 30, 1998       		Years ended December 31, 	   December 31,
     						    (unaudited)    	 1997 		1996 		1995 		1994
						   -----------------------------------------------------------------------------
Net Asset Value, Beginning of Period         		$13.00    	$12.21    	$10.73		$9.66     	$10.00
							------		------		------		-----		------
 Investment Operations:
 Net investment income         				 0.08 		 0.21 		 0.21 		 0.18 		 0.04
 Net realized and unrealized gain (loss) on
  investments       					 0.07 		 2.64 		 2.16 		 1.38 		(0.33)
							------		------		------		-----		------
                   Total from investment operations      0.15 		 2.85 		 2.37		 1.56 		(0.29)
							------		------		------		-----		------
Dividends and Distributions:
Net investment income         				(0.08)    	(0.19)          (0.21)    	(0.17)		(0.05)
Net realized gain on investments        		    -    	(1.87)    	(0.68)    	(0.32)    	  -
							------		------		------		-----		------
                   Total dividends and distributions    (0.08)    	(2.06)		(0.89)    	(0.49)    	(0.05)
							------		------		------		-----		------
Net Asset Value, End of Period          		$13.07         $13.00    	$12.21    	$10.73		$9.66
							------		------		------		-----		------
Total Return        					 1.2% 		23.5%     	 22.3%     	 16.2%     	 -2.9%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)          	$32,664        $38,886  	$42,099	  	$35,804   	$21,676
Ratio of Expenses to Average Net Assets (a)       	1.30%*    	1.26%   	1.29%	  	 1.30%     	1.42%*
Ratio of Net Investment Income to Average Net Assets   	1.20%*    	1.60%		1.78%     	 1.73%     	1.45%*
Portfolio Turnover Rate       				 19%  		 54%  	 	 64%  	   	  53%        	  5%
Average Commission Rate Paid+      			$0.0539        $0.0594         $0.0580   	   -    	  -

*    Annualized.
+ Beginning in 1996, funds are required to disclose average commission rate paid per share for purchases and sales of investments.
(a) The ratio of expenses to average net assets before waiver of fees by the investment adviser would have been 1.35% and 1.78% for the periods ended June 30, 1998 and December 31, 1994, respectively.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------------------------------------------

1. Summary of Significant Accounting Policies:
The REvest Growth & Income Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Fund commenced operations on August 1, 1994.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of investments:
Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

c. Expenses:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to the Fund and other Royce Funds are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.

d. Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

e. Distributions:
The Fund declares dividends on a quarterly basis and capital gain distributions annually. These dividends and distributions are recorded on the ex-date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributable in the following year.

f. Repurchase agreements:
The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

2. Investment Adviser:
Under the Trust's investment advisory agreement with Royce, Ebright & Associates, Inc. ("RE&A"), the Fund recorded advisory fees totaling $170,660 (net of voluntary waivers of $10,055) for the six months ended June 30, 1998. The agreement provides for fees equal to 1.0% per annum of the first $50 million of the Fund's average net assets and 0.75% per annum of any additional average net assets over $50 million. These fees are computed daily and are payable monthly to RE&A.

3. Fund Shares:
The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:
     			Six Months ended
     			 June 30, 1998  			Year ended
     			  (unaudited)    		    December 31, 1997
     			________________    		    ________________
     			Shares    Amount    	 Shares    	Amount
			------	  ------	 ------		------
Sold      		99,778    $  1,263,819   1,418,807 	$ 18,205,535
Issued as reinvested
  dividends and
  distributions      	14,855         196,801     396,134         5,165,051
Redeemed       	      (606,631)     (8,038,127) (2,271,260)      (31,286,540)

Shares redeemed within one year of opening a shareholder account are subject to a 1.0% redemption fee, payable to the Fund.

4. Purchases and Sales of Securities:
For the six months ended June 30, 1998, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, amounted to $6,669,901 and $13,915,599, respectively.

5. Reorganization:
On April 16, 1998, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund's assets would be acquired, and its liabilities assumed, by The REvest Value Fund, a series of The Winter Harbor Fund, a newly-formed Delaware business trust. The Agreement is subject to shareholder approval at a Special Meeting, currently expected to be held in September 1998. Based on the opinion of counsel, the reorganization, if approved by shareholders, will qualify as a tax-free reorganization for Federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

CHANGE OF ADDRESS
 REVEST GROWTH & INCOME FUND     [Graphic of back of Susan B. Anthony dollar]
-----------------------------------------------------------------------------

Earlier this year, Royce, Ebright & Associates, Inc. moved its offices to another location within the Portland Financial District. This new location is in the same building as our potential new partners and should better facilitate any future working relationship. Please make a note of the following change in address:

		Royce, Ebright & Associates, Inc.
		 511 Congress Street, 9th Floor
		     Portland, Maine 04101

The telephone and fax numbers remain unchanged.

FAREWELL TO MIKE
-----------------------------------------------------------------------------

Michael McNamara, our customer service officer, will be leaving us at the end of August to pursue his MBA full-time. We want to thank him for this three years of tireless service and wish him all the best of luck in the future.

Corneila "Neil" Morin, our Office Manager and On-Premise Computer Authority, will replace him as Vice President, Operations and Customer Service. We would like to congratulate her on her promotion.

CUSTOMER SERVICE
-----------------------------------------------------------------------------

1. If I have questions or need literature about the Fund who may I call? Call Mike McNamara or Neil Morin at 800-277-5573. The RE&A office is open from 9:00 am to 5:30 pm (Eastern Time) every business day.

2.   If I have questions about the Fund's investments who should I call?
     Call Jennifer Goff, the Fund's portfolio manager, at 800-277-5573. We're one of a small number of funds where the manager is available to talk directly to investors. If Jen's traveling she'll return your call when she returns to the office. We try to treat our investors as true partners with us, in the Fund.

3.   How often does the Fund mail out statements?
     Cumulative year-to-date statements are mailed out after each transaction and after each dividend. Tax information is mailed by January 31st of each year. The Fund distributes formal Semi-Annual and Annual Reports which are mailed to each shareholder in August and February.

4.   Is it correct that there are no sales charges or 12b-1 fees?
     Yes, not one penny of your investment goes to any sales charge or 12b-1 fee. The Fund is one of the so-called "pure" no-load Funds.You will rarely, if ever, see the Fund advertised to investors. We believe that the Fund should sell itself because it does a good job for its investors.

5.   Is the Fund available for IRA investments and other retirement plans?
     Yes, the Fund offers both IRA and 403(b)(7) plans to its investors. Because of the Fund's philosophy and long-term approach to investing, we believe that it may be an appropriate vehicle for all types of retirement plans.

6.   When does the Fund pay income and capital gain distributions?
     The Fund makes quarterly income distributions and an annual capital gain distribution at the end of December. A preliminary, non-binding estimate of the amount of the year-end distributions is available to sh calling the RE&A office any time after the Thanksgiving holiday. Distributions are automatically reinvested unless we receive other instructions from the shareholder.

7. Why does the Fund impose a 1% redemption fee during the first year following the opening of a shareholder account?
     This fee is charged to discourage short-term trading in the Fund's shares. When short-term investors trade in and out of a mutual fund, they increase the costs of operations for the permanent shareholders. This activity can also disrupt the investment plan for the portfolio and reduce overall returns. When charged, the 1% fee recovers the costs of this disruption for the rest of the shareholders.

 This report must be accompanied or preceded by a current Prospectus of the
                                    Fund.

                      Royce, Ebright & Associates, Inc.
                             Investment Adviser
                       511 Congress Street, 9th Floor
                           Portland, ME 04101-4721
                       (207) 774-7455  (800) 277-5573
                             Fax (207) 772-7370

                         REVEST GROWTH & INCOME FUND
                         1414 Avenue of the Americas
                          New York, New York 10019
                               (800) 221-4268


                         A Series of The Royce Fund